SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                              February 2, 2000
                     (Date of earliest event reported)

                        CLASSIC COMMUNICATIONS, INC.
           (Exact Name of Registrant as Specified in its Charter)


            Delaware            1-15427             74-2630019
         (State or Other      (Commission         (IRS Employer
         Jurisdiction of      File Number)        Identification
          Incorporation)                              Number)


               515 Congress Avenue, Suite 2626, Austin, TX 78701
               (Address of Principal Offices, including zip code)


                             (512) 476-9095
             Registrant's telephone number, including area code)



 Item 5.   Other Events

 THE COMPANY'S WHOLLY-OWNED SUBSIDIARY, CLASSIC CABLE, INC., TO OFFER $175 MILLION IN SENIOR SUBORDINATED NOTES

           On February 2, 2000, Classic Communications, Inc. (the "Company") issued a press release announcing that its wholly-owned subsidiary, Classic Cable, Inc., commenced a private offering to qualified institutional buyers of $175 million in Senior Subordinated Notes due 2010. The terms of the offering have not been finalized. The securities being offered in the private offering will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements. Classic Cable, Inc. intends to use the proceeds of the offering to fund a portion of the acquisition of Star Cable Associates, currently expected to close before the end of February 2000, and to repay a portion of indebtedness under its senior credit facility.

 A copy of the press release is attached as Exhibit 99 to this Form 8-K.


 Item 7.   Exhibits

           99.  Press Release, dated February 2, 2000.




                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CLASSIC COMMUNICATIONS, INC.


 Dated: February 8, 2000            By: /s/ Mark Rowe
                                        ___________________________
                                        Name:  Mark Rowe
                                        Title: Corporate Controller




                              EXHIBIT INDEX


 Exhibit
 Number                        Description
 -------                       -----------
 99.                           Press Release, dated February 2, 2000.